UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2019

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Center Drive, Suite 1200, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ENT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 19, 2019, Global Eagle Entertainment Inc. (the “Company” or “we”) entered into an Omnibus Incremental Term Loan and Seventh Amendment to Credit Agreement and Amendment to Security Agreement (the “First Lien Amendment”) among the Company, the guarantors party thereto (the “Guarantors”), the lenders party thereto and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), which First Lien Amendment amends the terms of (i) that certain Credit Agreement, dated as of January 6, 2017, by and among the Company, the Guarantors identified on the signature pages thereto, each lender from time to time party thereto (collectively, the “Lenders”) and Citibank, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender (as amended, supplemented or otherwise modified from time to time, including pursuant to the First Lien Amendment, the “Credit Agreement”) and (ii) that certain Security Agreement, dated as of January 6, 2017 (as amended, supplemented or otherwise modified from time to time, including pursuant to the First Lien Amendment, the “Security Agreement”), by and among the Grantors identified on the signature pages thereto and the Administrative Agent.

In addition, on July 19, 2019, the Company entered into a Second Amendment to Securities Purchase Agreement and Amendment to Security Agreement (the “Second Lien Amendment”) among the Company, the Guarantors, Cortland Capital Market Services LLC, as collateral agent, and each purchaser party thereto, which Second Lien Amendment amends that certain Securities Purchase Agreement, dated as of March 8, 2018, by and among the Company, Searchlight II TBO, L.P., Searchlight II TBO-W, L.P., and Cortland Capital Market Services LLC, as collateral agent (as amended, supplemented or otherwise modified from time to time, including pursuant to the Second Lien Amendment, the “Purchase Agreement”; the notes issued thereunder, the “Second Lien Notes”). In addition, in connection with the foregoing amendments, the applicable parties to the Intercreditor Agreement (as defined in the Credit Agreement) agreed to certain amendments to that agreement (the “Intercreditor Amendment” and together with the First Lien Amendment and the Second Lien Amendment, the “Amendments”).

First Lien Amendment

The First Lien Amendment modified the Credit Agreement, including, with respect to the following terms:

•

Certain of the Lenders provided the Company with incremental term loans (the “Incremental Term Loans”) in the aggregate principal amount of $40,000,000, which Incremental Term Loans are pari passu in right of payment and security with the existing term loans under the Credit Agreement.

•	The interest rate and maturity date for the Incremental Term Loans are the same as the existing term loans under the Credit Agreement.

•

The amortization schedule for the existing term loans is being reset as of the closing date of the First Lien Amendment, which requires an adjustment to the stated amortization rate from 5.0% per annum, to 5.33333% per annum, but which adjustment will not change the actual cash amount of amortization payments received by the existing term loan Lenders in respect of their existing term loans.

•

All Incremental Term Loans and all existing term loans under the Credit Agreement have been converted into a new class of term loans under the Credit Agreement (“Amortization Holiday Loans”), which shall amortize on the following reduced schedule (from the previous schedule of 5.33333% per annum (payable quarterly)): (i) 1.0666% per annum (payable quarterly) for a four (4) payment date period commencing on and including the September 30, 2019 payment date and continuing until and including the June 30, 2020 payment date and (ii) 2.6666% per annum (payable quarterly) for the September 30, 2020 payment date and the December 31, 2020 payment date. To the extent certain additional conditions described in the First Lien Amendment are satisfied as of future principal payment dates, the amortization holiday may be extended on such principal payment dates with respect to the Amortization Holiday Loans. 100% of the existing term loans will be converted into Amortization Holiday Loans.

•

The Incremental Term Loans were issued with original issue discount of 5.5% and each Lender providing Incremental Term Loans received an incremental term fee equal to 1.00% of the principal amount of the Incremental Term Loans provided by such Lender. In addition, each existing term loan Lender that has agreed to convert its existing term loans into Amortization Holiday Loans received an amendment fee equal to 0.25% of the principal amount of such Lender’s existing term loans.

•

As additional collateral security, 100% of the equity interests of (i) all domestic subsidiaries not previously pledged (including any immaterial subsidiaries) and (ii) all first tier foreign subsidiaries, in each case, shall be pledged (the “Additional Equity Pledges”). With respect to foreign subsidiaries, before giving effect to the First Lien Amendment, only 65% of the equity interests of material first tier foreign subsidiaries was pledged as collateral under the Security Agreement.

•	The definition of “Consolidated EBITDA” has been amended and the quarterly net first lien leverage ratio financial maintenance covenant levels have been reset.

•

Certain exceptions to the negative covenants (including with respect to debt incurrence, liens, investments and asset sales) have been modified or removed and the Company is prohibited from making any cash interest or principal payments on the Second Lien Notes.

•

Other than in the case of casualty events, the Company’s reinvestment rights in connection with asset dispositions has been removed. In addition, the prepayment waterfall in connection with asset sales has been modified to:

•	permit the Company to retain up to the first $8,000,000 of aggregate net proceeds received by the Company and its subsidiaries in connection with asset sales in any fiscal year.

•

If the Company and its subsidiaries receive more than $50,000,000 but less than $100,000,000 of aggregate net proceeds from asset sales in any fiscal year, permit the Company to retain up to an additional $4,000,000 of such aggregate net proceeds after using $50,000,000 to prepay the term loans as required by the mandatory prepayment provisions of the Credit Agreement (for a total of up to $12,000,000 when combined with the $8,000,000 described in the immediately preceding bullet point).

•

If the Company and its subsidiaries receive more than $100,000,000 of aggregate net proceeds from asset sales in any fiscal year, permit the Company to retain up to an additional $12,000,000 of such aggregate net proceeds after using $100,000,000 to prepay the term loans as required by the mandatory prepayment provisions of the Credit Agreement (for a total of up to $24,000,000 when combined with the $12,000,000 described in the immediately preceding bullet point).

Second Lien Amendment

The Second Lien Amendment modified the Purchase Agreement, including with respect to the following terms:

•	Unless the terms of the Credit Agreement permit cash interest payments, all interest payments under the Second Lien Notes shall be paid in-kind at a rate per annum of 12%, payable semi-annually.

•	The Second Lien Notes are secured by the Additional Equity Pledges on a second lien basis, subject to the terms of the existing intercreditor agreement.

•	The existing prepayment premium schedule on the Second Lien Notes has been replaced with a revised make-whole premium extended through maturity of the Second Lien Notes.

•

Corresponding changes have been made to the Purchase Agreement including with respect to definition of “Consolidated EBITDA” and the negative covenant exceptions, in each case, to the extent applicable, in order to mirror the changes to the Credit Agreement contemplated by the First Lien Amendment.

The descriptions contained herein of the Amendments are qualified in their entirety by reference to the terms of the First Lien Amendment, the Second Lien Amendment, and the Intercreditor Amendment, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On July 19, 2019, the Company issued a press release (the “Press Release”) announcing, among other things, the Company’s entry into the Amendments. A copy of the Press Release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In connection with the discussions regarding the First Lien Amendment, the Company furnished to the lenders party thereto a management presentation and certain other information regarding the Company (the “Disclosure Information”), a copy of which is furnished hereto as Exhibit 99.2 and incorporated herein by reference. Statements made and information included in the Disclosure Information are made as of the date of such Disclosure Information and not as of the date hereof.

Subsequent to the date on which the Disclosure Information was provided to the lenders, the Company’s views on some of the matters set forth therein may have changed. As such, the Company’s future public filings may contain information that updates or supersedes some of the information contained in the Disclosure Information; however, the Company is under no obligation to update such Disclosure Information for the date hereof or any future date.

The information contained in Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

In this Current Report on Form 8-K, we make “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information available to us as of the date hereof and on our current expectations, forecasts and assumptions, and involve substantial risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to a variety of other factors, including the risks and uncertainties set forth in our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q.

The forward-looking statements herein speak only as of the date the statements are made (which is the date of this Current Report on Form 8-K). Investors should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Omnibus Incremental Term Loan and Seventh Amendment to Credit Agreement and Amendment to Security Agreement, dated as of July 19, 2019, by and among Global Eagle Entertainment Inc., the guarantors party thereto, the lenders party thereto, and Citibank, N.A., as administrative agent.

10.2	Second Amendment to Securities Purchase Agreement and Amendment to Security Agreement, dated as of July 19, 2019, by and among Global Eagle Entertainment. Inc., the guarantors party thereto, Cortland Capital Market Services LLC, as collateral agent, and each purchaser party thereto.

10.3	Amendment No. 1 to Intercreditor And Subordination Agreement and Consent and Reaffirmation, dated as of July 19, 2019, by and among Global Eagle Entertainment Inc., certain guarantors party thereto, Citibank, N.A., as administrative agent for the First Lien Credit Agreement Secured Parties, and Cortland Capital Market Services LLC, as collateral agent for the Second Lien Securities Purchase Agreement Secured Parties.

99.1	Press Release dated July 19, 2019.

99.2	Disclosure Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

Dated: July 19, 2019